The India Growth Fund Inc.
--------------------------------------------------------------------------------
General Information
---------------------------------------------------------

THE FUND

The India Growth Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities of Indian companies. The Fund's investment adviser is Unit Trust of India Investment Advisory Services Limited and its Administrator is Mitchell Hutchins Asset Management Inc.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "IGF". Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "IndiaGrFd" or "IndiaG". Net asset value and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as in other newspapers, in a table captioned "Publicly Traded Funds" or "Closed-End Funds". Inquiries regarding shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PNC Bank, National Association (the "Plan Agent"), at (800) 852-4750.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and net realized capital gains, if any. Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all cash distributions automatically reinvested by the Plan Agent in additional shares of Common Stock of the Fund. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declare an income dividend or a capital gain distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased in the open market, as provided below. If the market price on the valuation date equals or exceeds net asset value on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the NYSE, the next preceding trading day. If the net asset value exceeds the market price on the valuation date, or if the Fund should declare a dividend or capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, purchase shares of the Fund in the open market, on the NYSE or elsewhere, for the participants' account on, or shortly after, the payment date.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information (continued)
----------------------------------------------------------------------

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15th and August 15th of each year. Any voluntary cash payments received more than thirty days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days prior to February 15th or August 15th, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information required by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be borne by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or distributions. A participant will also pay a pro rata share of brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, since the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------

----------------------------------------------------------------------

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions. In addition, since the Fund expects, if eligible, to make an election to treat the 10% Indian withholding tax (on income and capital gain distributions from the Unit Trust of India trust fund arrangement to the Fund) as paid by shareholders, the amount of such withholding tax will be included in the income of the Fund's shareholders, although the number of shares received under the Plan will be based on the cash dividend amount distributed to other Fund shareholders not participating in the Plan. With certain limitations, Fund shareholders who are Plan participants may be able to credit such withholding tax against their tax liabilities on foreign source income.

Participants in the Plan may withdraw from the Plan without penalty at any time by written notice to the Plan Agent. Any shareholder withdrawing from the Plan will receive, without charge, stock certificates issued in their name for all full shares owned. The Plan Agent will convert any fractional shares any shareholder holds at the time of its withdrawal to cash at the current market price and send a check for the proceeds. Under the rules generally applicable to sales of securities, a sale of shares (including fractional shares) will be a taxable event for U.S. federal income tax purposes and may be taxable for state, local and foreign tax purposes.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days prior to the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent, c/o PNC Bank, National Association, 400 Bellevue Parkway, Wilmington, Delaware 19809.

OTHER INFORMATION

Since June 30, 1997, there have been no: (i) material changes in the Fund's investment objectives or policies; (ii) changes to the Fund's charter or by-laws; (iii) material changes in the principal risk factors associated with investment in the Fund; or (iv) change in the person primarily responsible for the day-to-day management of the Fund's portfolio.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
General Information (CONCLUDED)
--------------------------------------------------------------------------------

YEAR 2000 PROCESSING ISSUE

Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

The Investment Adviser has advised the Fund that it is implementing steps intended to ensure that its computer systems are capable of Year 2000 processing. In addition, the Fund is inquiring with third parties to assess the adequacy of their Year 2000 compliance efforts. The Fund intends to develop contingency plans intended to ensure that third-party noncompliance will not materially affect the Fund's operations. The Fund does not currently anticipate that the Year 2000 issue will have an adverse effect on the Investment Adviser's ability to continue to provide the services currently provided to the Fund.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential effect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Chairman's Letter to Shareholders
---------------------------------------------------------

                                                                 August 20, 1998
Dear Shareholders:

The Indian economy is expected to grow 5.5% during fiscal year 1998-99 compared to 5.1% last fiscal year. The Asian contagion has not spread to India as the economy has remained relatively insulated from the Asian crisis. With favorable rains during this year's monsoon season, agricultural growth is expected to rebound and range between 3.5%-4.5% compared to a decline of 3.2% last fiscal year. Industrial growth has slowed but is anticipated to approximate 6% for the year. The service sector has been buoyant and is expected to increase approximately 9%.

The slowdown in world trade and an economic slump in Asia have affected India's exports during the first quarter of the current fiscal year, declining 9% from the first quarter of the previous fiscal year. The balance of payments situation, however, remains comfortable as the current account deficit is expected to approximate 1.7% of gross domestic product ("GDP") this year. At US$27 billion, the level of foreign exchange reserves provides comfortable imports' cover of eight months. The rupee depreciated 8% in the past year but currently appears stable. Money supply (M3) has increased at a 17% annual rate while bank deposits are growing at an even higher annual rate of 19%. Inflation, as measured by the Wholesale Price Index, rose to 6.7% from 4.8% during the last fiscal year.

During the first half of 1998, the stock market experienced volatility. The Bombay Stock Exchange Sensitive Index ("BSE Sensex") rose 16%, peaking at 4,280 in April. The BSE Sensex has since fallen and has traded in a narrow range. Earnings growth of the Fund's top 50 companies during fiscal year 1997-98 registered 13% compared with negative growth of 1.3% during the prior year. Recovery in industrial growth and buoyant agriculture this year are expected to translate into improved earnings growth for the corporate sector.

The Fund's strategy of restructuring the portfolio by increasing its investment allocation to defensive and non-cyclical sectors has strongly benefitted performance. Increased investment in non-durable consumer products, pharmaceuticals, selected automotive companies, and software technology stocks have yielded very positive results. The Fund has consistently outperformed its benchmark indices by substantial margins during the current year.

We believe the Indian stock market currently offers excellent opportunities for acquiring stocks at very attractive valuations. On prospective earnings, the price/earnings ratio for BSE Sensex stocks remains very attractive at 10.5 times earnings. The India Growth Fund will continue to look for an optimal mix of both value and growth stocks and take advantage of a rally in the market.

Sincerely,

/s/ Dr. P.J. Nayak
Dr. P.J. Nayak
Chairman of the Board
and President

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Review of the Indian Economy
---------------------------------------------------------

    - The Indian economy is expected to grow 5.5% during fiscal year 1998-99. GDP grew 5.1% during fiscal 1997-98 compared to 7.5% the previous fiscal year.

    - With the well spread out normal monsoon progressing during the current season, agricultural production is expected to grow between 3.5%-4.5%. Agricultural output declined 3.2% during fiscal 1997-98 compared to growth of 9.6% in fiscal 1996-97.

    - Industrial growth is expected to range between 6%-7% during fiscal 1998-99 consistent with the growth of 6.6% recorded during fiscal 1997-98.

    - The service sector, which contributes 40% to GDP, is anticipated to grow 9%, a slight increase versus the 8.9% growth recorded in fiscal 1997-98.

    - With increases in custom duties and excise taxes on luxury goods and efforts to increase the collection of personal income taxes, forecasts are for a fiscal deficit of approximately 5.6% of GDP in fiscal 1998-99, compared to 6.1% the previous fiscal year.

    - Broad money (M3) grew 17% on an annual basis during fiscal 1997-98, while inflation, measured by the Wholesale Price Index, edged up to 6.7% compared to 4.8% in fiscal 1996-97.

    - Despite negative growth in exports during the first quarter of the current year, the balance of payments situation remains manageable. The current account deficit which was 1.5% of GDP during fiscal 1997-98 is expected to increase marginally to 1.7% of GDP during fiscal 1998-99.

    - The capital account of balance of payments continues to show buoyancy in foreign investment flows and a surge in net inflows of non-resident deposits. The surplus in the capital account is expected to exceed the deficit in the current account during fiscal 1998-99.

    - Foreign currency assets increased by $3.6 billion in fiscal 1997-98, reaching $27 billion in June 1998 (equivalent to 8 months' imports).

    - The Asian crisis had a limited contagion effect on the Indian rupee which depreciated 8% during fiscal 1997-98. The rupee-dollar exchange rate rose from Rs.39.5/$1U.S. to Rs.42.5/$1U.S.

    - The government is continuing the economic reform process. For instance, recent announcements include the opening up of the insurance industry to Indian companies and the reduction of government holdings in non-strategic public sector enterprises.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Review of the Capital Markets
---------------------------------------------------------

    - During 1997, the BSE Sensex peaked at 4,548 on August 5, 1997. Subsequently, the market reacted to the Asian crisis and investor selling.

    - On January 15, 1998, compulsory trading by institutional investors of eight specified stocks in dematerialized form commenced. The dematerialized segment of the market provides for trade date +5 settlement compared to weekly settlement cycles for paper-based trading. In June 1998, 22 additional companies were added for compulsory dematerialized trading by institutions. These companies constitute over 50% of the total market capitalization of the Indian markets (U.S.$120 billion). The number of depository participants currently stands at 10,164.

    - In April 1998, following the swearing-in of the BJP-led 18 party coalition government, the BSE Sensex reached its 1998 peak of 4,280.

    - During May 1998, India exercised a nuclear option leading to an over 8% decline in the market. Net foreign institutional investor ("FII") outflows reached US$124 million during the month.

    - During the first week of June 1998, the Union Budget was announced. India's rating was revised by Moody's which contributed to the markets remaining volatile. Net FII outflows for the month reached US$206 million which contributed to the BSE Sensex losing 24% from its high in April 1998.

    - The Securities Exchange Regulation Act was proposed to be amended to recognize index futures contracts as securities and to enable derivative trading in the Indian market.

    - The Securities and Exchange Board of India initiated steps to improve the capital market environment. Beginning June 1998, companies are required to publish quarterly unaudited financial statements. In addition, FIIs are now permitted to lend securities, and the normal lock-in period for preferential allotments has been reduced. Companies opting for voluntary de-listing will now be required to provide an exit route for investors by buying back outstanding equity shares at the last six months' average price.

    - The Reserve Bank of India permitted FIIs to have forward cover facility for their incremental equity investments over the level as of June 1998. This facility has been extended to non-resident Indians and overseas corporate bodies for their portfolio investments.

    - The Securities Exchange Board of India permitted FIIs to invest in unlisted debt securities. FIIs would also be allowed to tender their securities directly to an acquirer in response to an open offer for takeover or acquisition of shares. Permission has also been granted to trade in derivatives without requiring delivery.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Investment Adviser's Report
---------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       BOMBAY STOCK EXCHANGE SENSITIVE INDEX
        JULY 1, 1997 THROUGH JUNE 30, 1998
01-Jul-97                                              4300.86
15-Jul-97                                              4221.02
29-Jul-97                                              4217.58
12-Aug-97                                              4425.03
26-Aug-97                                              4107.24
09-Sep-97                                              4031.55
23-Sep-97                                              3822.42
07-Oct-97                                              3909.46
21-Oct-97                                              4116.99
04-Nov-97                                              3805.95
18-Nov-97                                              3518.90
02-Dec-97                                              3553.48
16-Dec-97                                              3424.87
30-Dec-97                                              3637.71
13-Jan-98                                              3431.72
27-Jan-98                                              3276.21
10-Feb-98                                              3317.70
24-Feb-98                                              3484.69
10-Mar-98                                              3798.25
24-Mar-98                                              3927.67
07-Apr-98                                              4194.27
21-Apr-98                                              4280.96
05-May-98                                              4147.29
19-May-98                                              3924.42
02-Jun-98                                              3573.21
16-Jun-98                                              3161.08
30-Jun-98                                              3250.69
Asian Currency Crisis
Congress Party withdraws support to Government
Announcement of Mid-Term Election
Depreciation of Rupee
Formation of BJP Government
Credit Policy Announced
Nuclear Testing
Fiscal 1998-99 Budget

1998 has witnessed ups and downs in the stock market. The beginning of the year saw a rally as the BSE Sensex rose to 4,280, an increase of 17% from the end of 1997. The market remained buoyant following the election and formation of the BJP-led 18 party coalition government. This was followed by a correction in the stock market triggered by India's nuclear testing and subsequent sanctions imposed by the U.S. government. The BSE Sensex declined to 3,289 at June 30, 1998. FIIs who had turned net sellers in the months of April and May, were net buyers during June and July. However, the market continued to move in a narrow range.

FUND PERFORMANCE

The Fund has achieved a compound annual growth rate ("CAGR") of 18.4% in rupee terms from inception (August 19, 1988) through June 30, 1998 compared to a CAGR of 17.6% registered by the BSE Sensex during the same period.

The performance of the Fund's rupee net asset value ("NAV") through June 30, 1998 was superior to the investment returns of both the BSE Sensex and CRISIL 500 indices on the basis of one year, nine months, six months, three months and one month performance. For the year ended June 30, 1998, the BSE Sensex and CRISIL 500 declined 24% and 18%, respectively, while the Fund's rupee NAV declined 9.5%. On a nine month basis, the BSE Sensex and CRISIL 500 decreased 17% and

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
---------------------------------------------------------
13%, respectively, compared to a 6% fall in the Fund's rupee NAV. On a six month basis, the Fund's rupee NAV declined 1% compared to decreases of 11% and 6% in the BSE Sensex and CRISIL 500, respectively.

The rupee NAV fell 1% during the six months ended June 30, 1998. The dollar NAV dropped 9% from US$10.48 at December 31, 1997 to US$9.56 at June 30, 1998. The market price of the Fund was US$7.25 at June 30, 1998.

The beta (a measure of risk) of the Fund which was 1.04 at December 31, 1997 was
0.79 at June 30, 1998. The strategy of having a defensive beta was a conscious decision undertaken in view of market volatility.

Following the commencement of operations of the Depository Corporation of India, an increasing number of stocks are now dematerialized. From the Fund's portfolio of 176 companies, 40 companies, representing approximately one-third of the Fund's invested stock (in market value terms) were held in dematerialized form.

INVESTMENT STRATEGY

The decision to restructure the portfolio by reducing exposure to a small number of companies and reducing exposure in declining and cyclical sectors has started to show results. The decision to divest of stocks in small and mid-cap companies, eliminate smaller holdings where potential for appreciation was limited, and to also dispose of securities in sectors we identified as non-performing, has helped to improve Fund performance. This restructuring, undertaken in 1997, has started to show results as is evident in the Fund's superior performance versus its benchmark indices.

The Fund held positions in 176 companies at June 30, 1998 compared to 178 positions at December 31, 1997. However, 99% of the Fund's investments are in 90 companies, 72.5% of which are in 20 companies. During the six month period ended June 30, 1998, the BSE Sensex declined 11%. During this period, 26 of the Fund's top 40 stocks outperformed the BSE Sensex Index. These superior performers have a 65.4% weighting in the Fund.

In January 1997, it was decided to decrease the Fund's investment exposure in industries such as cement, iron & steel, commercial vehicles, chemicals, and heavy engineering. On the other hand, investment exposure was increased in information technology, pharmaceuticals/healthcare and food and agro products. Investment allocation was increased in the above-mentioned sectors as we were encouraged by the potential for appreciation.

The strategy of divesting of non-core, marginal holdings and concentrating the Fund's investments in a smaller number of stocks having solid potential for appreciation will, we anticipate, benefit the Fund and continue to help the Fund outperform its benchmark indices.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Investment Adviser's Report (concluded)
----------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  RUPEE NAV VS. BOMBAY STOCK EXCHANGE SENSITIVE INDEX
July 1, 1997 - June 30, 1998
                                                              Rupee NAV     BSE Sensex
01-Jul-97                                                        100.00         100.00
                                                                 103.20         101.63
                                                                  99.90          96.53
                                                                 102.24          98.09
                                                                 101.16          97.95
06-Aug-97                                                        107.25         104.36
                                                                 103.81         100.84
                                                                 102.06          97.71
                                                                 100.00          94.55
                                                                  97.29          91.50
10-Sep-97                                                         99.63          93.35
                                                                  97.13          90.64
                                                                  94.55          88.28
                                                                  95.95          90.12
                                                                  95.81          90.69
15-Oct-97                                                         97.34          93.09
                                                                  98.98          94.20
                                                                  95.37          90.78
                                                                  93.63          87.18
                                                                  91.53          83.83
19-Nov-97                                                         86.62          79.71
                                                                  89.60          81.58
                                                                  90.26          82.20
                                                                  85.25          77.24
                                                                  87.73          80.46
24-Dec-97                                                         89.89          83.24
                                                                  91.08          84.43
                                                                  92.10          84.99
                                                                  86.24          78.47
                                                                  85.91          78.87
28-Jan-98                                                         80.91          74.06
                                                                  81.85          76.59
                                                                  80.78          75.98
                                                                  83.49          78.49
                                                                  88.37          80.41
04-Mar-98                                                         92.95          86.39
                                                                  92.10          86.58
                                                                  93.86          88.26
                                                                  98.51          91.13
                                                                  99.34          91.59
03-Apr-98                                                        104.25          96.53
                                                                 108.28          96.74
                                                                 109.64          96.44
                                                                 103.54          91.61
                                                                 108.38          93.91
13-May-98                                                         99.79          87.28
                                                                 107.97          91.30
                                                                 105.00          87.15
                                                                  98.30          83.02
                                                                  88.89          76.41
17-Jun-98                                                         89.89          78.47
                                                                  86.05          72.54
                                                                  88.83          74.54

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  RELATIVE PERFORMANCE OF NORMALIZED RUPEE NAV VS. BSE SENSEX
                                                                   BSE SENSEX      RUPEE NAV
                           01-JUL-97                                 100.00         100.00

                                                                         100.00         101.54
                                                                         100.00         103.50
                                                                         100.00         104.23
                                                                         100.00         103.28
20-Aug-97                                                                100.00         102.77
                                                                         100.00         102.95
                                                                         100.00         104.45
                                                                         100.00         105.76
                                                                         100.00         105.33
10-Sep-97                                                                100.00         106.73
                                                                         100.00         107.16
                                                                         100.00         107.11
                                                                         100.00         106.48
                                                                         100.00         105.65
15-Oct-97                                                                100.00         104.57
                                                                         100.00         105.08
                                                                         100.00         105.05
                                                                         100.00         107.40
                                                                         100.00         109.18
19-Nov-97                                                                100.00         106.67
                                                                         100.00         109.83
                                                                         100.00         109.80
                                                                         100.00         110.38
                                                                         100.00         109.04
24-Dec-97                                                                100.00         107.99
                                                                         100.00         107.88
                                                                         100.00         108.37
                                                                         100.00         109.91
                                                                         100.00         108.92
28-Jan-98                                                                100.00         109.25
                                                                         100.00         106.88
                                                                         100.00         106.31
                                                                         100.00         108.37
                                                                         100.00         109.91
04-Mar-98                                                                100.00         107.60
                                                                         100.00         106.38
                                                                         100.00         106.34
                                                                         100.00         108.10
                                                                         100.00         108.46
03-Apr-98                                                                100.00         108.00
                                                                         100.00         111.93
                                                                         100.00         113.69
                                                                         100.00         113.02
                                                                         100.00         115.41
13-May-98                                                                100.00         114.33
                                                                         100.00         118.25
                                                                         100.00         120.47
                                                                         100.00         118.41
                                                                         100.00         116.34
17-Jun-98                                                                100.00         114.55
                                                                         100.00         118.63
                                                                         100.00         119.17
                                                                         100.00         122.70
                                                                         100.00         122.45
22-Jul-98                                                                100.00         123.61
                                                                         100.00         125.78

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Top Twenty Holdings -- June 30, 1998
---------------------------------------------------------

    The Fund has positions in 176 companies at June 30, 1998. The top 20 holdings (excluding short-term investments) as of this date are as follows:

           COMPANY                                                                               PERCENTAGE OF NET ASSETS
           ------------------------------------------------------------------------------------  -------------------------
       1.  ITC Ltd.............................................................................               9.88%
       2.  Hindustan Lever Ltd.................................................................               7.46
       3.  NIIT Ltd............................................................................               5.79
       4.  TVS Suzuki Ltd......................................................................               5.59
       5.  Bajaj Auto Ltd......................................................................               4.71
       6.  Smithkline Beecham Consumer Healthcare Ltd..........................................               4.52
       7.  Punjab Tractors Ltd.................................................................               3.91
       8.  Reliance Industries Ltd.............................................................               3.72
       9.  Hindustan Petroleum Corp. Ltd.......................................................               3.43
      10.  Hero Honda Motor Ltd................................................................               3.32
      11.  Mahindra & Mahindra Ltd.............................................................               2.81
      12.  Mahanagar Telephone Nigam Ltd.......................................................               2.33
      13.  Satyam Computer Ltd.................................................................               2.30
      14.  Nestle India Ltd....................................................................               2.14
      15.  EIH Ltd.............................................................................               2.03
      16.  DSQ Software Ltd....................................................................               2.00
      17.  Colgate Palmolive India Ltd.........................................................               1.91
      18.  Hindalco Industries Ltd.............................................................               1.57
      19.  Credit Rating Information Services of India Ltd.....................................               1.57
      20.  Vashisthi Detergents Ltd............................................................               1.50
                                                                                                            ------
           Total...............................................................................              72.49%
                                                                                                            ------
                                                                                                            ------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments
June 30, 1998
----------------------------------------------------------------------------

INVESTMENTS IN INDIA--102.95%
--------------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--101.33%
--------------------------------------------------------------------------------

  Shares                                                                     Value
----------                                                                -----------
Aluminum--3.03%
    93,971  Hindalco Industries Ltd.....................................  $ 1,479,378
       150  Indian Aluminum Co. Ltd.....................................          266
 2,752,500  National Aluminum Ltd. .....................................    1,363,267
                                                                          -----------
                                                                            2,842,911
                                                                          -----------
Aquaculture--0.00%
    89,900  Aqua Marine Foods Ltd.*#....................................            0
       100  King International Aqua Ltd.*...............................            1
       120  MAC Industries Ltd..........................................           82
       439  S & S Industries & Enterprises Ltd..........................           65
                                                                          -----------
                                                                                  148
                                                                          -----------
Automobiles & Auto Ancillaries--21.30%
   328,050  Bajaj Auto Ltd.+............................................    4,425,580
     7,050  Carborundom Universal Ltd. .................................       11,556
    56,650  Exide Industries Ltd. ......................................      124,122
    18,662  Exide Industries Ltd. (new shares)#.........................       39,261
     2,250  Gabriel India Ltd...........................................        5,015
   151,089  Hero Honda Motors Ltd.......................................    3,119,774
       400  Hindustan Motors Ltd........................................           92
    81,886  LML Ltd.....................................................      180,767
   521,211  Mahindra & Mahindra Ltd. ...................................    2,645,392
   815,400  Pal Peugeot Ltd.*...........................................       20,193
   193,250  Punjab Tractors Ltd.+.......................................    3,676,991
   100,432  Tata Engineering & Locomotive Co. Ltd.......................      394,385
    11,600  Tata Engineering & Locomotive Co. Ltd. GDR..................       33,930
   500,000  TVS Suzuki Ltd..............................................    5,253,538
    54,280  Ucal Fuel Systems Ltd. .....................................       78,091
                                                                          -----------
                                                                           20,008,687
                                                                          -----------
Banks/Financial Institutions--1.65%
    46,700  Bank of Baroda Ltd. (new shares)+#..........................       91,252
   369,900  Bank of India Ltd.+.........................................      285,713
       900  Corporation Bank Ltd.+......................................        2,142
       200  HDFC Bank Ltd. .............................................          303
    16,490  HDFC Ltd.+..................................................    1,164,023
       100  ICICI Banking Corporation Ltd...............................           77
       780  ICICI Ltd.+.................................................        1,422
     1,603  State Bank of India Ltd.+...................................        8,072
                                                                          -----------
                                                                            1,553,004
                                                                          -----------
Cement--1.31%
        93  Associated Cement Companies Ltd. ...........................        2,739
    83,038  Gujarat Ambuja Cement Ltd.+.................................      511,545
     3,800  India Cements Ltd...........................................        4,481
     8,350  Madras Cements Ltd. ........................................      704,039
     1,100  Raasi Cements Ltd. .........................................        5,785
                                                                          -----------
                                                                            1,228,589
                                                                          -----------
Ceramics/Granites--0.22%
   454,850  Grapco Industries Ltd.*.....................................       16,091
   191,197  Kajaria Ceramics Ltd. ......................................      191,648
   175,000  Pacific Industries Ltd.*#...................................            0
                                                                          -----------
                                                                              207,739
                                                                          -----------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
----------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--(continued)
--------------------------------------------------------------------------------

  Shares                                                                     Value
----------                                                                -----------
Chemicals & Dyes--0.90%
   145,666  BASF India Ltd..............................................  $   839,297
     1,000  Beta Nepthol Ltd.*..........................................           75
    17,300  Gujarat Heavy Chemicals Ltd. ...............................        6,549
       646  Shree Rayalseema Alkalies & Allied Chemicals Ltd............          102
       170  Tata Chemicals Ltd. ........................................          503
                                                                          -----------
                                                                              846,526
                                                                          -----------
Computers/Software/Components--12.86%
    45,200  BFL Software Ltd............................................      312,669
   182,800  Digital Equipment Ltd. .....................................      574,699
   306,700  DSQ Software Ltd. ..........................................    1,854,667
     2,000  InfoSys Technologies Ltd....................................      108,491
   100,000  InfoTech Enterprises Ltd....................................      188,679
    55,700  Mastek Ltd. ................................................      274,165
   162,350  NIIT Ltd....................................................    5,439,108
        50  PCS Data General India Industries Ltd.......................           13
    20,000  Pentafour Software Ltd. ....................................      298,467
   248,700  R S Software India Ltd. ....................................      525,848
   220,100  Satyam Computer Ltd.........................................    2,154,281
    46,400  Software Solutions Integrated Ltd...........................      282,996
   145,000  Twinstar Software Exports Ltd.*.............................       72,842
                                                                          -----------
                                                                           12,086,925
                                                                          -----------
Consumer Durables--1.09%
   231,700  Carrier Aircon Ltd. ........................................    1,022,431
       200  SPIC Electronics & Systems Ltd.*............................           21
                                                                          -----------
                                                                            1,022,452
                                                                          -----------
Consumer Products--13.43%
    60,000  Bata India Ltd. ............................................      192,028
   319,393  Colgate Palmolive India Ltd. ...............................    1,791,313
   198,586  Hindustan Lever Ltd.........................................    7,011,397
    60,000  Marico Industries Ltd. .....................................      339,623
   250,000  Polar Industries Ltd........................................      168,042
   168,800  Polar Latex Ltd.............................................       25,877
    11,350  Ponds (India) Limited Ltd...................................      283,750
    52,457  Procter & Gambel India Ltd. ................................      784,999
    32,950  Reckitt & Coleman of India Ltd. ............................      223,423
   252,079  Titan Industries Ltd........................................      238,999
 1,314,600  Vashisthi Detergents Ltd.*..................................    1,412,265
     1,300  Videocon Appliances Ltd.....................................          558
   120,900  Videocon International Ltd..................................      145,137
                                                                          -----------
                                                                           12,617,411
                                                                          -----------
Diamonds--0.03%
    85,150  Su-Raj Diamonds India Ltd...................................       28,517
                                                                          -----------
Diversified--13.83%
   603,800  ITC Ltd.....................................................    9,284,849
     5,947  Larsen & Toubro Ltd.........................................       32,260
    23,993  Raymond Ltd.................................................       45,326
 1,025,637  Reliance Industries Ltd. ...................................    3,488,133
    35,000  Sterlite Industries Ltd. ...................................      145,118
                                                                          -----------
                                                                           12,995,686
                                                                          -----------
Electricals--0.51%
   109,038  Siemens India Ltd.*.........................................      474,470
    92,300  Solarson Industries Ltd.*...................................        2,068
                                                                          -----------
                                                                              476,538
                                                                          -----------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments (continued)
June 30, 1998
----------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--(continued)
--------------------------------------------------------------------------------

  Shares                                                                     Value
----------                                                                -----------
Engineering--1.27%
     1,666  Asea Brown Boveri Ltd. .....................................  $    16,709
     6,200  Blue Star Ltd. .............................................        8,510
   145,000  Growel Times Ltd.*..........................................          855
    25,400  Ingersoll Rand India Ltd....................................      219,704
       370  Ion Exchange India Ltd......................................          418
   150,000  KEC International Ltd.......................................       98,880
    35,400  Praj Industries Ltd.........................................       26,300
    57,500  Thermax Ltd.................................................      178,603
   168,600  Wartsila Diesel India Ltd...................................      639,010
     1,650  Western Paques India Ltd.*#.................................            0
                                                                          -----------
                                                                            1,188,989
                                                                          -----------
Finance & Leasing--1.57%
   120,000  Credit Rating Information Services of India Ltd.+...........    1,473,113
                                                                          -----------
Food & Agro Products--6.76%
   727,000  Agritech Hatcheries & Foods Ltd.#*..........................       17,146
    71,200  American Dryfruits Co. Ltd.*................................        7,137
     6,960  Cadbury India Ltd. .........................................       59,628
    82,100  Nath Seeds Ltd.*............................................       10,940
   233,725  Nestle India Ltd............................................    2,012,130
   464,340  SmithKline Beecham Consumer Healthcare Ltd..................    4,249,149
                                                                          -----------
                                                                            6,356,130
                                                                          -----------
Hotels--3.05%
   368,525  EIH Ltd.....................................................    1,906,074
    48,220  Hotel Leela Venture Ltd.--Warrants expire 4/8/99*...........       12,055
    93,358  Indian Hotels Co. Ltd. .....................................      946,241
     2,170  ITC Hotels Ltd. ............................................        4,376
                                                                          -----------
                                                                            2,868,746
                                                                          -----------
Housing & Construction--0.03%
   164,900  Lok Housing & Construction Ltd.*............................       27,224
    55,900  NCL Seccolour Ltd.*#........................................            0
                                                                          -----------
                                                                               27,224
                                                                          -----------
Iron & Steel--0.14%
   300,000  Asian Alloys Ltd.*..........................................       28,302
       100  Essar Steel Ltd.............................................           38
    20,140  Grand Foundry Ltd.*.........................................          974
    25,875  Jindal Iron & Steel Co. Ltd.--Warrants*#....................            0
   421,000  Kanakdhara Steel Ltd.*#.....................................            0
       250  Sesa Goa Ltd................................................          963
     3,390  Tata Iron & Steel Co. Ltd...................................       10,098
 1,000,000  Welspun Stahl Rohren Ltd.*..................................       94,340
                                                                          -----------
                                                                              134,715
                                                                          -----------
Office Equipment--0.11%
    64,412  Modi Xerox Ltd..............................................      100,340
                                                                          -----------
Packaging--0.01%
   160,300  Ras Extrusion Ltd.*.........................................       10,208
    52,000  Sharp Industries Ltd........................................        3,925
                                                                          -----------
                                                                               14,133
                                                                          -----------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
----------------------------------------------------------------------------

EQUITIES & EQUITY EQUIVALENTS--(continued)
--------------------------------------------------------------------------------

  Shares                                                                     Value
----------                                                                -----------
Paints/Dyes/Rubber--0.68%
    14,850  Apcotex Lattices Ltd........................................  $    15,813
     6,610  Asian Paints India Ltd......................................       37,883
    27,850  Ciba Specialty Chemicals Ltd................................       68,246
    47,267  Clariant India Industries Ltd. .............................      194,419
    97,400  Dewan Rubber India Ltd. ....................................       13,668
    65,650  Goodlass Nerolac Paints Ltd.................................      229,156
    23,558  Goodlass Nerolac Paints Ltd. (new shares)#..................       78,897
                                                                          -----------
                                                                              638,082
                                                                          -----------
Paper--0.30%
   210,000  Ballarpur Industries Ltd....................................      145,118
    97,600  Orient Paper Mills & Industries Ltd.........................       71,358
   775,000  Rama Newsprint & Paper Ltd. (new shares)*#..................       54,835
    25,000  Shreyans Industries Ltd.....................................        7,193
                                                                          -----------
                                                                              278,504
                                                                          -----------
Pesticides/Agrochemicals--0.84%
       100  Aimco Pesticides Ltd. ......................................           17
    23,750  Cyanamid India Ltd.*#.......................................       21,734
    87,211  Novartis India Ltd. ........................................      771,324
                                                                          -----------
                                                                              793,075
                                                                          -----------
Petrochemicals--1.20%
    79,262  Castrol India Ltd. .........................................    1,115,089
       500  Indian Petrochemical Corp. Ltd..............................          616
     1,440  NOCIL Ltd...................................................        1,017
       710  Southern Petrochemicals Industries Corp. Ltd.+*.............          502
   500,000  Sree Rayalaseema Petrochemicals Ltd.*.......................       11,792
                                                                          -----------
                                                                            1,129,016
                                                                          -----------
Petroleum--4.39%
    76,700  Bharat Petroleum Corporation Ltd. ..........................      634,494
    51,200  Cochin Refineries Ltd.......................................      265,540
   346,000  Hindustan Petroleum Corp. Ltd...............................    3,223,349
                                                                          -----------
                                                                            4,123,383
                                                                          -----------
Pharmaceuticals--5.08%
       400  Astra IDL Ltd. .............................................        1,555
   101,000  Burroughs Wellcome India Ltd................................      787,276
    75,100  E. Merck India Ltd..........................................      359,028
    31,700  German Remedies Ltd.........................................      257,936
    45,000  Glaxo India Ltd.............................................      389,770
    30,100  Knoll Pharma Ltd............................................      489,835
    58,500  Lyka Laboratories Ltd.*.....................................       30,216
   150,000  Morepan Laboratories Ltd. ..................................      485,024
   323,900  Orchid Chemicals & Pharmaceuticals Ltd......................      847,946
     1,200  Pfizer Ltd. ................................................       15,580
   214,330  Pharmasia Ltd.*#............................................            0
    25,000  Rhone Poulenc Ltd. .........................................      213,591
    74,000  SmithKline Beecham Pharmaceuticals Ltd. ....................      618,267
    23,750  Wyeth Lederle Ltd.#.........................................      272,229
                                                                          -----------
                                                                            4,768,253
                                                                          -----------
Plastics/Pipes--0.00%
     1,800  Uniplas India Ltd.*.........................................           42
                                                                          -----------
Power & Energy--0.42%
    77,298  BSES Ltd. ..................................................      284,398
    50,000  Gas Authority of India Ltd. ................................      110,318
       360  Nepc Micon India Ltd.*......................................           31
                                                                          -----------
                                                                              394,747
                                                                          -----------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Portfolio of Investments (concluded)
June 30, 1998
----------------------------------------------------------------------------
EQUITIES & EQUITY EQUIVALENTS--(concluded)
--------------------------------------------------------------------------------

  Shares                                                                     Value
----------                                                                -----------
Shipping--0.15%
   157,500  Shipping Corporation of India Ltd...........................  $   144,313
                                                                          -----------
Sugar--0.00%
        50  Rajshree Sugars & Chemicals Ltd. ...........................           11
                                                                          -----------
Tea & Plantation--1.01%
   132,625  Tata Tea Ltd................................................      948,394
                                                                          -----------
Telecommunications & Cable--3.29%
   255,600  Bharati Telecom Ltd.........................................      495,828
    12,650  Finolex Cables Ltd..........................................       36,070
   519,700  Mahanagar Telephone Nigam Ltd...............................    2,186,662
    99,000  Repl Engineering Ltd.*......................................        4,670
   313,900  Usha Beltron Ltd............................................      365,723
                                                                          -----------
                                                                            3,088,953
                                                                          -----------
Textiles--0.31%
        19  Arvind Mills Ltd............................................           20
    29,100  Ginni Filament Ltd..........................................        5,216
   193,500  Hanil Era Textiles Ltd.*....................................        8,443
   122,606  Indo Count Industries Ltd...................................       20,820
   239,000  K.G. Denim Ltd.*............................................       39,458
    20,700  Maxwell Apparel Industries Ltd. ............................        1,011
    66,500  Morarjee Goculdas Spinning & Weaving Co. Ltd. ..............       27,447
   331,300  Patspin India Ltd...........................................       71,104
    56,800  Shamken Multifab Ltd........................................       11,521
   446,200  Welspun India Ltd. .........................................      105,236
                                                                          -----------
                                                                              290,276
                                                                          -----------
Miscellaneous--0.56%
    70,000  Gujarat Mineral Development Corp............................      114,245
   297,700  Hindustan Zinc Ltd..........................................       70,563
   185,400  Navneet Publications Ltd....................................      327,948
    26,800  Skyline Nepc Ltd.*..........................................          948
   152,000  Tamil Nadu Hospitals Ltd.*#.................................            0
   173,100  Techtron Poly Ltd.*.........................................       16,330
   400,000  Tejoomal Industries Ltd.*#..................................            0
                                                                          -----------
                                                                              530,034
                                                                          -----------
Total Equities & Equity Equivalents (cost--$92,305,377).................   95,205,606
                                                                          -----------

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
----------------------------------------------------------------------------

NON-CONVERTIBLE DEBENTURES --0.24%
--------------------------------------------------------------------------------

Principal
  Amount
  (000)                                                                      Value
----------                                                                -----------
Rs. 12,938  10.5% Jindal Iron & Steel Co. Ltd. of Rs. 500 each;
              redeemable starting 1/14/01#  ............................  $   221,470
         4  12.5% Nicholas Piramal India Ltd. of Rs. 50 each; redeemable
              starting 4/20/02#  .......................................           85
    15,000  16.0% Rama Newsprint & Paper Ltd. of Rs. 60 each; redeemable
              starting 1/02/00*#  ......................................            0
        68  12.5% Reliance Industries Ltd. of Rs. 95 each; redeemable
              starting 3/1/02#  ........................................        1,428
                                                                          -----------
Total Non-Convertible Debentures (cost--$893,290).......................      222,983
                                                                          -----------
-------------------------------------------------------------------------------------
BANK DEPOSIT--1.38%
-------------------------------------------------------------------------------------

    55,100  Banque Nationale de Paris due 7/1/98 (cost--$1,299,528).....    1,299,528
                                                                          -----------
Total Investments in India (cost--$94,498,195)..........................   96,728,117
                                                                          -----------
-------------------------------------------------------------------------------------
OTHER INVESTMENTS--1.43%
-------------------------------------------------------------------------------------
TIME DEPOSITS--1.43%
-------------------------------------------------------------------------------------
  US$   47  Brown Brothers Harriman & Co. Grand Cayman, 4.50%@..........       47,000
     1,300  First National Bank of Chicago Grand Cayman, 4.50%@.........    1,300,000
                                                                          -----------
Total Time Deposits (cost--$1,347,000)..................................    1,347,000
                                                                          -----------
TOTAL INVESTMENTS (cost--$95,845,195)--104.38%..........................   98,075,117
Liabilities in excess of other assets --(4.38)%.........................   (4,118,463)
                                                                          -----------
NET ASSETS (equivalent to $9.56 per share; applicable to 9,830,611 shares outstanding)--100%.............................................  $93,956,654
                                                                          -----------
                                                                          -----------

------------------------------
GDR--Global Depositary Receipt
Rs--Indian Rupees
+ Affiliated security. Deemed as such because a director of the Fund or an employee of the Investment Adviser or Trustee is an officer or director of the company.
*  Non-income producing security.
#  Fair valued security, aggregating $798,337 or 0.85% of net assets.
@ Variable rate account-rate resets on a monthly basis; amount available upon 48 hours' notice.

                See accompanying notes to financial statements.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 1998
----------------------------------------------------------------------------

ASSETS
    Investments in unaffiliated securities, at value
      (cost--$85,083,916)..................................................  $86,434,762
    Investments in affiliated securities, at value
      (cost--$10,761,279)..................................................   11,640,355  $98,075,117
                                                                             -----------
    Dividends and interest receivable......................................                   754,526
    Receivable for investments sold........................................                    10,257
    Prepaid expenses.......................................................                    12,816
                                                                                          -----------
        Total assets.......................................................                98,852,716
                                                                                          -----------

LIABILITIES
    Due to custodian.......................................................                    43,651
    Deferred Indian withholding taxes......................................                 3,548,830
    Payable for investments purchased......................................                   766,021
    Investment advisory fee payable........................................                    54,087
    Trust administrative fee payable.......................................                    26,016
    Administrative fee payable.............................................                    14,692
    Accrued expenses and other liabilities.................................                   442,765
                                                                                          -----------
        Total liabilities..................................................                 4,896,062
                                                                                          -----------

NET ASSETS
    Common stock, $0.01 par value; 9,830,611 shares issued
      and outstanding (50,000,000 shares authorized).......................                    98,306
    Additional paid-in capital.............................................               116,316,194
    Undistributed net investment income....................................                 1,781,750
    Accumulated net realized loss..........................................               (23,448,670)
    Net unrealized depreciation of investments and other assets and liabilities denominated in Indian rupees (net of deferred Indian
     withholding tax of $2,420,796)........................................                  (790,926)
                                                                                          -----------
                                                                                          $93,956,654
                                                                                          -----------
                                                                                          -----------
NET ASSET VALUE PER SHARE..................................................                     $9.56
                                                                                          -----------
                                                                                          -----------

                See accompanying notes to financial statements.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended June 30, 1998
----------------------------------------------------------------------------

INVESTMENT INCOME
    Dividends from unaffiliated securities.................................  $  1,444,029
    Dividends from affiliated securities...................................       228,950
    Interest...............................................................       204,269   $    1,877,248
                                                                             ------------   --------------

EXPENSES
    Advisory fees..........................................................       723,099
    Custodian and accounting fees..........................................       716,013
    Trust administration fees..............................................       344,984
    Legal and audit fees...................................................       218,550
    Administration fees....................................................       191,939
    Directors' fees and expenses...........................................       134,750
    Insurance expense......................................................       123,693
    Reports to shareholders................................................        64,810
    Transfer agent fees....................................................        27,415
    Miscellaneous expenses.................................................        20,505        2,565,758
                                                                             ------------   --------------
    Net investment loss before taxes.......................................                       (688,510)
    Deferred Indian withholding tax benefit................................                        178,758
                                                                                            --------------
    Net investment loss....................................................                       (509,752)
                                                                                            --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
    Net realized gain on investments--unaffiliated securities..............       173,891
    Net realized gain on investments--affiliated securities................       937,978
    Deferred Indian withholding tax........................................      (330,131)
                                                                             ------------
    Net realized gain on investments.......................................                        781,738
    Net realized loss on foreign currency transactions.....................                       (159,431)
    Net change in unrealized appreciation/depreciation of:
        Investments (net of change in deferred Indian withholding
          (tax)/tax benefit of $1,847,402).................................                    (29,314,191)
        Other assets and liabilities denominated in Indian rupees..........                         72,570
                                                                                            --------------
    Net realized and unrealized loss on investments
      and foreign currency transactions....................................                    (28,619,314)
                                                                                            --------------

NET DECREASE IN NET ASSETS FROM INVESTMENT OPERATIONS......................                 $  (29,129,066)
                                                                                            --------------
                                                                                            --------------

                See accompanying notes to financial statements.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
---------------------------------------------------------

                                                                                        FOR THE YEAR    FOR THE YEAR
                                                                                           ENDED           ENDED
                                                                                       JUNE 30, 1998   JUNE 30, 1997
                                                                                       --------------  --------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
    Net investment loss..............................................................   $   (509,752)   $   (291,137)
    Net realized gain (loss) on investments and
      foreign currency transactions..................................................        622,307     (14,816,703)
    Net change in unrealized appreciation/depreciation of investments
      and other assets and liabilities denominated in Indian rupees..................    (29,241,621)      4,623,869
                                                                                       --------------  --------------
    Total from investment operations.................................................    (29,129,066)    (10,483,971)
                                                                                       --------------  --------------

DIVIDENDS TO SHAREHOLDERS
    From net investment income.......................................................        --             (786,618)
                                                                                       --------------  --------------

CAPITAL SHARE TRANSACTIONS
    Reinvestment of dividends resulting in the issuance of common stock..............        --               26,996
                                                                                       --------------  --------------
    Net decrease in net assets.......................................................    (29,129,066)    (11,243,593)

NET ASSETS
    Beginning of year................................................................    123,085,720     134,329,313
                                                                                       --------------  --------------
    End of year......................................................................   $ 93,956,654    $123,085,720
                                                                                       --------------  --------------
                                                                                       --------------  --------------

                See accompanying notes to financial statements.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements
June 30, 1998
----------------------------------------------------------------------------

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The India Growth Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The Fund invests through an Indian unit investment trust (the "Trust") organized through a trust fund agreement (the "Trust Agreement") between the Fund and Unit Trust of India ("UTI").

The preparation of the financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF INVESTMENTS--All securities for which market quotations are readily available are valued at the last sale price on the day of determination or, if there was no sale on such day, at the mean between the highest current bid and lowest current asked prices. Securities which are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices of two reputable dealers or, if such quotations are not available, are valued at their fair value as determined in good faith in accordance with guidelines established by the Fund's Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost if their term to maturity from date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase was greater than 60 days. All other securities and assets are valued at fair value as determined in good faith in accordance with guidelines established by the Fund's Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars. Indian rupee amounts are translated into U.S. dollars on the following basis: (1) the foreign currency market value of investments and other assets and liabilities denominated in Indian rupees at the closing rate of exchange on the valuation date; and (2) purchase and sales of investments, income and expenses are translated at the rate of exchange prevailing on the

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
----------------------------------------------------------------------
respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of Indian rupee denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing Indian rupee denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized depreciation of investments and other assets and liabilities denominated in Indian rupees. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gain, respectively, are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital. As a result of permanent book/tax differences relating to a net operating loss for the year, $821,192 has been reclassified from undistributed net investment income to additional paid-in capital. Net assets were not affected by this reclassification.

NOTE 2.  INVESTMENT ADVISORY, ADMINISTRATION AND OTHER FEES

The Fund has an Investment Advisory Agreement with Unit Trust of India Investment Advisory Services Limited (the "Investment Adviser"), an indirect, wholly-owned subsidiary of UTI. Under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee, computed weekly, at an annual rate of 0.75% of the first $50 million of the value of the Fund's average weekly net assets, 0.60% of such net assets in excess of $50 million but not in excess of $100 million, and 0.45% of such net assets in excess of $100 million.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
------------------------------------------------------------

Pursuant to the Trust Agreement, the Fund pays UTI a monthly fee for administration of the Trust, including accounting and valuation services, based on the value of the Fund's average weekly net assets held in the Trust at the following annual rates: 0.35% of the first $50 million of the value of the Fund's average weekly net assets, 0.30% of the next $50 million of such net assets, and 0.25% of such net assets in excess of $100 million. In addition, UTI is entitled to reimbursement for all out-of-pocket expenses incurred by UTI directly in the performance of its duties under the Trust Agreement other than employee costs and overhead.

Mitchell Hutchins Asset Management Inc. ("MHAM") serves as the Fund's administrator. MHAM receives a monthly fee, computed weekly, at the annual rate of 0.20% of the first $62.5 million of the value of the Fund's average weekly net assets, 0.15% of such net assets in excess of $62.5 million but not in excess of $100 million, and 0.10% of such net assets in excess of $100 million, subject to a minimum annual fee of $125,000.

NOTE 3.  INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 1998 was $97,270,653. Accordingly, net unrealized appreciation of investments of $804,464 was composed of gross appreciation of $28,491,984 for those investments having an excess of value over cost and gross depreciation of $27,687,520 for those investments having an excess of cost over value.

For the year ended June 30, 1998, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $27,033,187 and $26,220,709, respectively.

At June 30, 1998, the Fund owned securities valued at approximately $3,580,000 which were in the process of being registered in the name of the Fund. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration process.

NOTE 4.  TRANSACTIONS WITH AFFILIATES

The Fund paid or accrued approximately $121,500 for the year ended June 30, 1998 for legal services to a law firm in which the Fund's assistant secretary is a partner.

For the year ended June 30, 1998, the Fund paid approximately $2,930, $2,175, $185, and $105 in brokerage commissions to DSP Merrill Lynch, UTI Securities, IDBI Capital Markets, and DSP Securities, respectively, affiliates of the Investment Adviser or the Fund's directors.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)
----------------------------------------------------------------------

NOTE 5.  U.S. FEDERAL INCOME TAXES

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required. In addition, by distributing substantially all of its net investment income, capital gains and certain other amounts, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized foreign currency losses occurring after October 31, 1997 in the amount of $125,692. Such losses are treated for tax purposes as arising on July 1, 1998.

At June 30, 1998, the Fund had a capital loss carryforward of $19,566,739 ($1,266,714 of which expires at the end of fiscal year 2004, $6,589,447 of which expires at the end of fiscal year 2005 and $11,710,578 of which expires at the end of fiscal year 2006) available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The Fund's taxable net income and capital gains are different than the Fund's net investment income and realized gains primarily due to Indian withholding taxes as described in Note 6, which are recognized for U.S. federal income tax purposes when they are actually paid.

NOTE 6.  FOREIGN INCOME TAXES

Net investment income of the Fund derived in India and realized and unrealized gains on assets of the Fund held in the Trust by UTI under the Trust Agreement are not subject to taxation in India. However, remittances to the Fund from the Trust of distributions representing net investment income and gains realized on such assets are subject to 10% Indian withholding tax. The Fund accrues for such withholding taxes on the net investment income and net realized and unrealized gains derived in India. With certain limitations, U.S. shareholders will be able to credit such withholding taxes against their U.S. federal income tax liabilities on foreign source income in the year when such tax is actually paid by the Fund, if so elected by the Fund. Should the Fund require funds from UTI in excess of the net investment income or net realized gains earned by the Trust, the Fund would have to redeem units representing interest in the Trust. Gains, if any, realized upon redemption of units representing the Fund's interest in the Trust described above would be subject to 10% withholding tax.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
------------------------------------------------------------

NOTE 7.  CAPITAL STOCK

There were no transactions in shares of common stock for the year ended June 30, 1998. Transactions in shares of common stock for the year ended June 30, 1997 were as follows.

                                                                             FOR THE YEAR
                                                                                 ENDED
                                                                             JUNE 30, 1997
                                                                             -------------
Shares outstanding, beginning of year......................................      9,828,506
Shares issued resulting from dividend reinvestment.........................          2,105
                                                                             -------------
Shares outstanding, end of year............................................      9,830,611
                                                                             -------------
                                                                             -------------

NOTE 8.  CONCENTRATION OF RISK

Investments in India may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, future political and economic developments and the level of Indian governmental supervision and regulation of its securities markets.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Financial Highlights
---------------------------------------------------------

Selected data for a share of common stock outstanding throughout each year is presented below:

                                                                                                  FOR THE YEAR ENDED JUNE 30,
                                                                                             -------------------------------------
                                                                                                1998         1997         1996
                                                                                             -----------  -----------  -----------
Net asset value, beginning of year.........................................................       $12.52       $13.67       $15.86
                                                                                             -----------  -----------  -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss) before tax....................................................        (0.07)       (0.05)        0.11*
Net deferred Indian withholding (tax)/tax benefit on net investment
  income (loss)............................................................................         0.02         0.02        (0.01)*
Net realized and unrealized gain (loss) on investments and foreign
  currency transactions....................................................................        (3.06)       (1.16)       (1.47)*
Deferred Indian withholding (tax)/tax benefit on net realized and
  unrealized gain (loss) on investments....................................................         0.15         0.12         0.03*
                                                                                             -----------  -----------  -----------
Total from investment operations...........................................................        (2.96)       (1.07)       (1.34)
                                                                                             -----------  -----------  -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.................................................................      --             (0.08)     --
From net realized gain on investments......................................................      --           --           --
In excess of net realized gain on investments..............................................      --           --             (0.35)
                                                                                             -----------  -----------  -----------
Total dividends and distributions to shareholders..........................................      --             (0.08)       (0.35)
                                                                                             -----------  -----------  -----------
CAPITAL SHARE TRANSACTIONS
Dilutive effect of rights offering.........................................................      --           --             (0.37)
Offering costs charged and adjustments to
  additional paid-in capital...............................................................      --           --             (0.13)
                                                                                             -----------  -----------  -----------
Total capital share transactions...........................................................      --           --             (0.50)
                                                                                             -----------  -----------  -----------
Net asset value, end of year...............................................................        $9.56       $12.52       $13.67
                                                                                             -----------  -----------  -----------
                                                                                             -----------  -----------  -----------
Market value, end of year..................................................................        $7.25       $13.38       $14.63
                                                                                             -----------  -----------  -----------
                                                                                             -----------  -----------  -----------
TOTAL INVESTMENT RETURN **.................................................................     (45.79)%      (7.98)%     (15.88)%
                                                                                             -----------  -----------  -----------
                                                                                             -----------  -----------  -----------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)......................................................  $    93,957  $   123,086  $   134,329
Ratio of expenses, excluding (tax)/tax benefit, to
  average net assets.......................................................................        2.32%        2.37%        2.17%
Ratio of expenses, including (tax)/tax benefit, to
  average net assets.......................................................................        1.87%        2.23%        2.24%
Ratio of net investment income (loss) to average net assets................................      (0.18)%      (0.26)%        0.72%
Portfolio turnover.........................................................................          23%          31%          10%


                                                                                                1995         1994
                                                                                             -----------  -----------
Net asset value, beginning of year.........................................................       $21.87       $12.49
                                                                                             -----------  -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss) before tax....................................................        (0.09)       (0.10)*
Net deferred Indian withholding (tax)/tax benefit on net investment
  income (loss)............................................................................         0.01         0.01*
Net realized and unrealized gain (loss) on investments and foreign
  currency transactions....................................................................        (5.59)       11.79*
Deferred Indian withholding (tax)/tax benefit on net realized and
  unrealized gain (loss) on investments....................................................         0.54        (1.16)*
                                                                                             -----------  -----------
Total from investment operations...........................................................        (5.13)       10.54
                                                                                             -----------  -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.................................................................      --           --
From net realized gain on investments......................................................        (0.92)       (0.25)
In excess of net realized gain on investments..............................................      --           --
                                                                                             -----------  -----------
Total dividends and distributions to shareholders..........................................        (0.92)       (0.25)
                                                                                             -----------  -----------
CAPITAL SHARE TRANSACTIONS
Dilutive effect of rights offering.........................................................      --             (0.76)
Offering costs charged and adjustments to
  additional paid-in capital...............................................................         0.04        (0.15)
                                                                                             -----------  -----------
Total capital share transactions...........................................................         0.04        (0.91)
                                                                                             -----------  -----------
Net asset value, end of year...............................................................       $15.86       $21.87
                                                                                             -----------  -----------
                                                                                             -----------  -----------
Market value, end of year..................................................................       $18.38       $21.25
                                                                                             -----------  -----------
                                                                                             -----------  -----------
TOTAL INVESTMENT RETURN **.................................................................      (9.42)%       50.02%
                                                                                             -----------  -----------
                                                                                             -----------  -----------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)......................................................  $   111,255  $   153,425
Ratio of expenses, excluding (tax)/tax benefit, to
  average net assets.......................................................................        1.99%        2.26%
Ratio of expenses, including (tax)/tax benefit, to
  average net assets.......................................................................        1.94%        2.22%
Ratio of net investment income (loss) to average net assets................................      (0.40)%      (0.51)%
Portfolio turnover.........................................................................          15%          19%

----------------------------------
 * Based on average shares outstanding.
 ** Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the year and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

THE INDIA GROWTH FUND INC.
--------------------------------------------------------------------------------
Report of Independent Accountants
---------------------------------------------------------

To the Shareholders and Board of Directors of The India Growth Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The India Growth Fund Inc. (the "Fund") at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York

August 21, 1998

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Unit Trust of India Investment Advisory Services Limited
Commerce Centre 1,
World Trade Center, 8th Floor
G.D. Somani Marg
Cuffe Parade, Colaba
Mumbai, 400-005, India
Telephone Number 9122-218-0087
Fax Number 9122-218-8859
Internet utiias@giasb01.vsn1.net.in
ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019
Telephone Number (212) 713-2848
Fax Number (212) 713-4058
CUSTODIAN
Brown Brothers Harriman & Company
40 Water Street
Boston, Massachusetts 02109
INDIAN CUSTODIAN
Citibank, N.A.
Custody Services
81, Annie Besant Road
Barodawale Mansion
Mumbai, 400-018, India
SHAREHOLDER SERVICING AGENT
PNC Bank, National Association
400 Bellevue Parkway
Wilmington, Delaware 19809
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
LEGAL COUNSEL
Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
TRUSTEE
Unit Trust of India
13, Sir V. Thackersey Marg
Mumbai, 400-020, India
DIRECTORS
Dr. P.J. Nayak
Antoine W. van Agtmael
Rahul Bajaj
G.P. Gupta
S.H. Khan
Glen Moreno
A.C. Muthiah
Peter J. Pearson
Christopher Reeves
OFFICERS
Dr. P.J. Nayak, CHAIRMAN OF THE BOARD & PRESIDENT
Dr. S.S. Nayak, TREASURER & SECRETARY
Laurence E. Cranch, ASSISTANT SECRETARY

THIS REPORT, INCLUDING THE FINANCIAL STATEMENTS HEREIN, IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OF REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

                                     [LOGO]

  THE INDIA
  GROWTH
  FUND INC.
----------------------
----------------------

   ANNUAL REPORT
   JUNE 30, 1998